UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) December 17, 2008

                           ALBANY INTERNATIONAL CORP.
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             (Exact name of registrant as specified in its charter)

           Delaware                  1-10026                   14-0462060
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 (State or other jurisdiction      (Commission               (I.R.S. Employer
       of incorporation)           File Number)             Identification No.)

                      1373 Broadway, Albany, New York 12204
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               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code (518) 445-2200

                                      None
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         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))


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Item 1.01 Entry into a Material Definitive Agreement

On December 17, 2008, the Compensation Committee of the Registrant's Board of Directors amended the Registrant's Pension Plus defined benefit plan to freeze benefit accruals under such plan. As a result of the freeze, employees covered by the Pension Plus plan will receive, at retirement, benefits already accrued through February 28, 2009, but no new benefits will accrue after such date.

As a result of such amendment, benefit accruals under the Registrant's Supplemental Executive Retirement Plan ("SERP") were similarly frozen. Because benefits under the SERP are calculated by reference to the Pension Plus plan, no separate amendment of the SERP was required to effect this change. The Registrant previously filed an amended and restated copy of the SERP as an exhibit to its Annual Report on Form 10-K for the fiscal year ending December 31, 2007.

                                    Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             ALBANY INTERNATIONAL CORP.

                                             By: /s/ Michael C. Nahl
                                                 -------------------------------
                                             Name: Michael C. Nahl
                                             Title: Executive Vice President and
                                             Chief Financial Officer
                                             (Principal Financial Officer)

Date: December 23, 2008